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                                                                   EXHIBIT 10.4


                            STOCK EXCHANGE AGREEMENT


         THIS STOCK EXCHANGE AGREEMENT (the "Agreement") is made and entered into, effective as of the 23rd of April, 1996 (the "Effective Date") by and between VISTA TECHNOLOGIES INC, a Nevada corporation ("Vista" ), and VISTA LASER CENTERS OF THE PACIFIC, INC., a Nevada corporation ("Pacific").

                                    RECITALS

         WHEREAS, Vista desires to acquire capital stock shares of Pacific; and

         WHEREAS, Pacific desires to acquire capital stock shares of Vista; and

         WHEREAS, the parties have had several discussions regarding different classes of shares and exchange rates.


         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties agree as follows:


1. Vista shall issue 500,000 shares of its common stock (the "Vista Shares") to Pacific and Pacific shall issue 500,000 of its Series B Preferred Stock to Vista.

2. The exchange of securities described herein is made pursuant to Section 4(2) of the Securities Act of 1933 (the "Act") and is made by distributions of securities not involving a public offering. Vista and Pacific hereby represent to each other that they are purchasing the respective shares for investment, for their own account, and not with a view towards distribution.

3. The Vista Shares and the Pacific Shares are "restricted securities" as defined in Rule 144 promulgated under the Act by the Securities and Exchange Commission (the "SEC") and , therefore, Vista and Pacific hereby agree to hold the respective shares for a period of at least two (2) years.

4. The Vista Shares and the Pacific Shares may not be resold by the respective party unless registered or an exemption from registration exists, which exemption shall be demonstrated by a legal opinion from an attorney satisfactory to the issuer of such shares. The parties hereby agree that Regulation S of the SEC shall not be deemed to be a valid exemption from registration.




                            [Signature Page Follows]
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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                                  VISTA TECHNOLOGIES INC.


                                  By:_______________________________________
                                           Thomas A. Schultz, President



                                  VISTA LASER CENTERS OF THE PACIFIC, INC.


                                  By:_______________________________________
                                           J. Robert Griffin, Chairman